UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 18, 2026

Date of Report (Date of earliest event reported)

XFLH Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-43120	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 The Green #6565
Dover, DE, 19901

(Address of Principal Executive Offices, and Zip Code)

(551) 358-2652

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value, and one right	XFLHU	New York Stock Exchange
Ordinary Shares, $0.0001 par value	XFLH	New York Stock Exchange
Rights to receive one-seventh (1/7th) of one Ordinary Share	XFLHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2026, XFLH Capital Corporation (the “Company”) entered into a letter of intent (the “Letter of Intent”) with Renogen Biolab Inc., a Canadian corporation and a health service provider that offers and provides several core molecular capabilities including DNA services, vector engineering, and protein expression (“Renogen Biolab”), for a proposed business combination (the “Proposed Business Combination”).

Pursuant to the Letter of Intent, the parties have agreed to use their reasonable best efforts to act in good faith to negotiate the definitive agreements embodying the Proposed Business Combination as soon as possible (“Definitive Agreements”), with the intent that the execution of such Definitive Agreements as soon as practicable hereafter. Both parties would also proceed with providing the other party and its representatives with reasonable access to information for the purpose of conducting a due diligence inquiry.

Item 8.01 Other Events.

On September 22, 2026, the Company issued a press release announcing the signing of the Letter of Intent for the Proposed Business Combination with Renogen Biolab. The press release, which is furnished in this report as Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the proposed business combination, the negotiation of a definitive agreement, future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, the ability of the parties to enter into a definitive agreement and satisfy the closing conditions, its limited operating history, competitive factors in the Company’s and Renogen Biolab’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Additional Information and Where to Find It

If the Definitive Agreement is entered into in connection with the proposed Transaction, the Company will prepare a proxy statement (the “Proxy Statement”) to be filed with the United States Securities and Exchange Commission (the “SEC”) and mailed to its stockholders. The Company urges its investors and other interested persons to read, when available, the Proxy Statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed Transaction. The Proxy Statement, once available, can be obtained, without charge, at the SEC’s website (http://www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from XFLH Capital Corporation’s stockholders, in favor of the approval of the proposed Transaction related matters. Information regarding the Company’s directors and executive officers is contained in the section of the Company’s Form S-1 titled “Management”, which went effective with the SEC on January 30, 2026. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Transaction may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

XFLH Capital Corporation

Dated: September 22, 2026	By:	/s/ Yanzhe Yang
	Name:	Yanzhe Yang
	Title:	Chief Executive Officer

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